UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2003

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

LYDALL, INC.

Item 5.	Other Events and Regulation FD Disclosure

On December 15, 2003, Lydall, Inc. (the “Company”) issued a press release titled “Lydall Announces Organizational Changes and Comments on Expected Fourth Quarter and Year Ended December 31, 2003 Financial Results.” A copy of the Company’s press release is attached hereto as Exhibit 99.7 and hereby incorporated by reference.

Item 7.	Financial Statements and Exhibits

(c) Exhibits

The following is filed as an Exhibit to this report:

Exhibit Number	Description of Exhibit

99.7	Press release dated December 15, 2003

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

December 16, 2003	By:	/s/ THOMAS P. SMITH
Thomas P. Smith Vice President – Controller and Interim Chief Financial Officer (On behalf of the Registrant and as Principal Accounting Officer and Interim Principal Financial Officer)

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LYDALL, INC.

Index to Exhibits

Exhibit Number
99.7	Press Release dated December 15, 2003, titled “Lydall Announces Organizational Changes and Comments on Expected Fourth Quarter and Year Ended December 31, 2003 Financial Results,” filed herewith.

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